UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2006

CYTOMEDIX, INC.
(Exact name of registrant as it appears in its charter)

Delaware	001-32518	23-3011702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 Hungerford Drive, Suite 330
Rockville, Maryland 20850
(Address of principal executive offices and zip code)

240-499-2680
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

On August 9, 2006, Cytomedix, Inc., issued a press release announcing certain financial results for the three months and six months ended June 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.     Description

Exhibit 99.1     Press Release of Cytomedix, Inc., dated August 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOMEDIX, INC.

By:       /s/ Andrew Maslan
Andrew Maslan
Chief Financial Officer

Date: August 9, 2006